UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08360

GUINNESS ATKINSON FUNDS
(Exact name of registrant as specified in charter)

21550 Oxnard Street, Suite 750, Woodland Hills, CA			91367
(Address of principal executive offices)			(Zip code)

James J. Atkinson, Jr. 21550 Oxnard Street, Suite 750, Woodland Hills, CA 91367
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 915-6566

Date of fiscal year end:	December 31, 2005

Date of reporting period:	December 31, 2005

Item 1. Report to Stockholders.

Annual
Report

December 31, 2005

•  Asia Focus Fund

•  China & Hong Kong Fund

•  Global Innovators Fund

•  Global Energy Fund

Guinness Atkinson Funds
Annual Report

December 31, 2005

TABLE OF CONTENTS

3	President's Letter to Shareholders

6	Asia Focus Fund

12	China & Hong Kong Fund

19	Global Innovators Fund

26	Global Energy Fund

34	Statements of Assets and Liabilities

35	Statements of Operations

36	Statements of Changes in Net Assets

38	Financial Highlights

42	Notes to Financial Statements

55	Guinness Atkinson Funds Information

February 15, 2006

Dear Guinness Atkinson Funds Shareholders,

We would like to start this year's letter to shareholders with a reminder of sorts: Past performance is not indicative of future results. That is regrettable as we would like to continue 2006 where we left off 2005. Or, for that matter 2004. The Global Energy Fund may be the Fund taking the majority of the spotlight (with a total return of 63.92% for the year) but each of the Guinness Atkinson Funds performed admirably in 2005; the details are in the table below. As with our June 2005 semi-annual report, we would like to welcome the many shareholders that have joined us in the last year. Regardless of your tenure with the Guinness Atkinson Funds we are happy you are with us and look forward to serving you for many years.

Fund Performance

Returns for each of the four Guinness Atkinson Funds are listed in the table below. These figures represent average annualized returns for the periods ending December 31, 2005.

Fund (inception date)	1-year	3-year	5-year	10-year	From Inception
Asia Focus (April 29, 1996)	20.83%	29.65%	19.63%		0.26%
China & Hong Kong (June 30, 1994)	6.61%	25.50%	5.69%	6.35%	6.47%
Global Innovators Fund (December 15, 1998)	11.82%	19.02%	-3.80%		3.69%
Global Energy Fund (June 30, 2004)	63.92%				58.57%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

The Asia Focus and the China & Hong Kong Funds impose a 2% redemption fee on shares held less than 90 days. The Global Energy and Global Innovators Funds impose a 1% redemption fee on shares held less than 30 days. Total returns reflect a waiver in effect and in the absence of this waiver, the total returns would be lower.

Tim Guinness and Edmund Harriss provide their views on 2005 and look ahead to 2006 for each of the four Guinness Atkinson Funds. You will find these comments preceding the financial results for the Funds which follow this letter. Also, we've provided a table showing the year-end Morningstar ratings for the three Guinness Atkinson Funds that have a track record of three years or more. That table appears immediately after this letter.

The Long Term

We continue to focus our attention on the dramatic change occurring around the globe. Higher demand and tightening supplies of energy; the dramatic growth of China and Asia and the evolution of the New Economy remain key forces remaking the globe. While the future may be difficult to predict, there is little doubt that these major trends will help shape the future. While it is easy to focus attention on short term results, it is the long term that is important. We are the first to advise that the recent past performance of the Guinness Atkinson Funds – in particular the Global Energy Fund – is not a sufficient reason to invest. We hope that you and other shareholders in the Funds share our long term vision.

As always, we appreciate the opportunity to serve you.

Sincerely,

Timothy Guinness  James Atkinson

Morningstar Ratings

Below is a table listing the Morningstar star ratings as of December 31, 2005 for the three Guinness Atkinson Funds that have at least a three year history. We have seen steady improvement in these star ratings over the last two years. The overall ratings are derived from a weighted average of the Funds' 3-yr, 5-yr and 10-yr risk-adjusted performance.

Fund	Overall		3-year	5-year	10-year
Asia Focus (Pacific/Asia ex-Japan category)	4	****	3*** (19 of 80 funds)	4**** (12 of 72 funds)
China & Hong Kong (Pacific/Asia ex-Japan category)	2	**	3*** (38 of 80 funds)	1* (60 of 72 funds)	3**** (10 of 32 funds)
Global Innovators Fund (Large Growth category)	3	***	5***** (98 of 1,353 funds)	2** (487 of 1,065 funds)

©2006 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Funds invest in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in distribution percentages.)

GUINNESS ATKINSON FUNDS

Expense Examples (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees; and (2) ongoing costs, including advisory fees; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from July 1, 2005 to December 31, 2005.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (07/01/05)	Ending Account Value (12/31/05)	Expenses Paid During Period* (07/01/05 to 12/31/05)	Expense Ratio During Period* (07/01/05 to 12/31/05)
Guinness Atkinson Asia Focus Fund Actual	$1,000.00	$1,118.00	$9.42	1.77%
Guinness Atkinson Asia Focus Fund Hypothetical (5% return before expenses)	$1,000.00	$1,016.31	$8.96	1.77%
Guinness Atkinson China & Hong Kong Fund Actual	$1,000.00	$1,018.90	$8.20	1.61%
Guinness Atkinson China & Hong Kong Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.09	$8.19	1.61%
Guinness Atkinson Global Innovators Fund Actual	$1,000.00	$1,247.30	$9.29	1.64	%†
Guinness Atkinson Global Innovators Fund Hypothetical (5% return before expenses)	$1,000.00	$1,016.94	$8.34	1.64	%†
Guinness Atkinson Global Energy Fund Actual	$1,000.00	$1,139.20	$7.82	1.45	%†
Guinness Atkinson Global Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.37	1.45	%†

*Expenses are equal to the Funds' annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (365) (to reflect the one-half year period).

†Net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

ASIA FOCUS FUND for the period ended December 31, 2005

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	1 Year (actual)	3 Years	5 Years	Since Inception 29 April 1996
Fund	20.83%	29.65%	19.63%	0.26%
Benchmark Index:
MSCI AC Far East Free Ex Japan	21.13%	26.92%	13.03%	-0.12%
S&P 500	3.01%	14.38%	0.54%	8.64%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-915-6565 /or visiting www.gafunds.com.

The Fund imposes a 2% redemption fee on shares held less than 90 days. Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

Asian markets have had a good 2005 and the performance has been dominated by a resurgent Korea. We can report that the Fund rose 20.83% compared to the benchmark return of 21.13% and the Fund remains ahead of its benchmark over three and five years.

Korean equities rose strongly in 2005 with the MSCI Korea Index up 54% making it by far the best performing market in Asia. The key driver was the recovery in domestic investor confidence as signs of a domestic economic recovery became apparent. Since the consumer credit blow-out in 2001-2 the domestic economy in Korea had been depressed dogged by weak consumer sentiment, low wage growth and job creation as well as very low business confidence. Export companies were doing best but strong export growth had failed to spark the domestic economy as it had in the past. However, by June production in the technology sector levelled off while services activity and retail sales increased and the domestic economy appeared to be on a mild recovery path. Domestic institutional investors turned into net buyers.

Taiwan by contrast, rose only 3% in the year and the cause is attributable both to weaker exports and also to falling consumer confidence. In the technology sector the areas most geared toward corporate capital expenditure have only seen a very modest increase in activity. However, those IT companies exposed to the consumer electronics sector have had a good year. Demand for consumer items such as PDAs, iPods and advanced telephone handsets has driven production of micro-displays, IC drivers and NAND flash memory. Taiwan's consumer sector has however slowed and this is becoming visible in banks' loan books and the growth in non-performing assets in the credit cards area. All the banks were aggressive in expanding consumer lending and while they did not go as far the Koreans in 2001-2 they are now seeing a sharp rise in write-offs. Consumers are therefore concentrating on reducing personal debt.

Elsewhere in Asia, China had a better aggregate performance but looking in detail it is clear that energy stocks, particularly the oil exploration and production companies that dominate the index, were the main drivers. China's domestic macro-economic conditions continued to improve however and by the end of the year there were clear signs of a reacceleration in construction and infrastructure spending after the slowdown in 2004. This bodes well for 2006 not just in China but also for the region as a whole.

2.  Portfolio Position

Geographically, the portfolio has an overweight position in China, Hong Kong and Thailand relative to the benchmark. It is neutrally weighted in Korea and Singapore and is underweight compared to the benchmark in Taiwan, Malaysia and Indonesia. From a sector perspective the Fund has a big overweight position in technology, particularly the consumer electronics sector, and is overweight in resources, industrial materials and manufacturing. It has a neutral weight in the consumer sector. The Fund is underweight in telecom and utilities and has a big underweight position in banks and real estate.

3.  Outlook & Strategy

In 2006 the biggest story is the reacceleration in China's domestic economy. Monetary policy has already loosened and we have seen a pick up in construction and infrastructure investment. The effects of this should be felt around the region as Chinese imports grow faster and China's trade surplus begins to shrink. We expect that this will underpin commodity prices and the price of industrial materials. We do not expect to see prices run away as they did in 2005 but rather to stay higher for longer.

The technology sector has been looking bright particularly in the consumer area in the last few months and this will continue. The normal seasonal slowdown in the first quarter of the year looks as though it should be much more moderate and indeed may show sequential growth. This is the result of strong demand for mobile phone handsets with high-speed data capability (so-called 3G phones), Personal Display Assistants (PDA) as well as a shift toward thin flat screen high-density televisions, among others. There is also rapid development and consolidation among manufacturers of Notebook Personal Computers.

We believe the risk to Asia's export industry of slower consumer demand from the United States should remain in 2006 as it has for the past two years but at present there is no sign that the world's largest economy is about to be swamped by internal and external imbalances. Asian central banks should continue to buy US Treasuries, albeit at a slower pace, thereby supporting the Dollar and lower interest rates. There is also better growth news coming from both Europe and Japan. Although the outlook for Japan is brighter than it has been for many years its recovery is more a domestic story rather than an external one so for the coming year at least we do not expect it to be a regional story. That honour still belongs to China.

The strategy for the Fund in coming months is to maintain exposure to resources and materials companies which should benefit from China's reacceleration. We are still positive on consumer electronics and component suppliers to that sector. However, we are more cautious on the outlook for Korea where growth in consumer spending has outpaced growth in disposable income and where liquidity is tightening. We remain focused on our core principles of looking for strong companies where market expectations are rising and that offer good value.

Edmund Harriss
Portfolio Manager    February 8th, 2006

The Fund invests in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods.

The MSCI AC Far East Free Ex Japan Index is a market-capitalization weighted index of over 450 stocks traded in eight Asian markets, excluding Japan. The Standard& Poor's 500 Index is a market-capitalization weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings are subject to change at any time are not recommendations to buy or sell any security.

The information provided herein represents the opinion of Guinness Atkinson Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

FUND HIGHLIGHTS at December 31, 2005
GUINNESS ATKINSON ASIA FOCUS FUND

# of Holdings in Portfolio:	48
Portfolio Turnover:	18.3%
% of Stocks in Top 10:	41.3%
Fund Managers:
Edmund Harriss;
Timothy W.N. Guinness

Top 10 Holdings (% of net assets)
Samsung Electronics Co Ltd	8.6%	Hyundai Mobis	3.8%
High Tech Computer Corporation	4.6%	China Mobile Hong Kong Ltd	3.3%
POSCO	4.2%	Esprit Holdings Ltd	3.0%
Taiwan Semiconductor Manufacturing Co Ltd	4.0%	PTT Exploration & Production PCL	2.9%
Techtronic Industries Co	4.0%	KT&G Corporation	2.9%
Sector Breakdown (% of Investments)
Semiconductors	18.3%	Coal	2.6%
Iron/Steel	8.7%	Miscellaneous Manufacturer	2.5%
Oil&Gas	8.4%	Engineering&Construction	2.1%
Telecommunications	7.5%	Building Materials	1.8%
Computers	7.2%	Electric	1.4%
Agriculture	5.4%	Textiles	1.3%
Electronics	4.2%	Banks	1.2%
Chemicals	4.0%	Mining	1.1%
Hand/Machine Tools	4.0%	Biotechnology	0.8%
Auto Parts&Equipment	3.8%	Machinery-Diversified	0.8%
Transportation	3.8%	Real Estate	0.8%
Electrical Compo&Equip	3.1%	Home Furnishings	0.7%
Distribution/Wholesale	3.0%

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2005

One Year	Five Years	Since Inception (04/29/96)
20.83%	19.63%	0.26%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 90 days.

The MSCI AC Far East Free Ex Japan Index is a market capitalization weighted index of over 450 stocks traded in eight Asian markets, excluding Japan. The index referenced in this chart is not available for investment and does not incur expenses.

SCHEDULE OF INVESTMENTS IN SECURITIES
at December 31, 2005

GUINNESS ATKINSON ASIA FOCUS FUND

Shares	COMMON STOCKS: 98.3%	Value
Cayman Islands: 1.2%
1,494,000	FITTEC International Group*	$433,557
China: 13.6%
516,000	Aluminum Corp. of China Ltd.	399,314
880,000	China Shipping Development Co., Ltd.	646,950
2,076,000	China Telecom	749,719
634,000	Dong Fang Electric	641,907
1,288,000	PetroChina Co., Ltd.	1,046,574
1,420,000	Sinopec Shanghai Petrochemical	544,865
1,468,800	Yanzhou Coal Mining Co., Ltd.	937,737
		4,967,066
Hong Kong: 23.1%
470,000	Chen Hsong Holdings, Ltd.	281,880
254,000	China Mobile (Hong Kong), Ltd.	1,208,853
1,411,000	CNOOC, Ltd.	946,333
666,000	EganaGoldpfeil Holdings Ltd.	157,195
154,840	Esprit Holdings, Ltd.	1,097,398
843,370	Giant Wireless Technology	101,385
694,000	Global Bio-Chem Technology Group Co., Ltd.	302,097
114,250	Global Bio-Chem Technology Group Co., Ltd., warrants, Exp 5/31/07*	221
27,863	HSBC Holdings Plc	448,134
158,000	Kingboard Chemicals Holdings Ltd.	426,928
540,000	Midland Realty Holdings, Ltd.	278,591
1,838,837	Skyworth Digital Holdings, Ltd^	270,372
2,274,000	Solomon Systech International Ltd.	945,875
195,000	Suface Mount Technology Holdings, Ltd.	69,739
608,000	Techtronic Industries Co.	1,446,816
1,575,411	Victory City International Holdings, Ltd	457,183
		8,439,000
Malaysia: 2.5%
280,000	IOI Corp. Berhad	911,183
Singapore: 6.8%
630,000	First Engineering, Ltd.	420,328
566,000	Jurong Technologies Industrial	622,576
374,000	Neptune Orient Lines, Ltd.	750,832
440,000	Singapore Telecommunications	690,269
48,300	Surface Mount Technology, warrants, Exp 8/29/09*	2,468
		2,486,473
South Korea: 27.4%
10,500	Daelim Industrial Co.*	752,239
10,000	Honam Petrochemical Corp.	497,512
15,250	Hyundai Mobis*	1,402,090
38,000	INI Steel Co.*	792,139
23,420	KT&G Corp.&	1,049,822
5,500	LG Electronics, Inc.*	488,706

See accompanying Notes to Financial Statements.

Shares	COMMON STOCKS: 98.3% Continued	Value
South Korea: 27.4% Continued
7,700	POSCO	$1,547,662
4,810	Samsung Electronics Co. Ltd.	3,154,020
27,000	SKC CO., LTD.*	321,045
		10,005,235
Taiwan: 17.6%
1,095,796	China Steel Corp.	841,264
89,200	High Tech Computer Corp.	1,682,122
151,263	HON HAI Precision Industry	841,003
114,588	Novatek Microelectronics Corp. Ltd.	673,749
764,743	Taiwan Semiconductor Manufacturing Co. Ltd.	1,463,110
735,000	Wistron Corp*	933,739
		6,434,987
Thailand: 6.1%
247,500	Electricity Generating Public Co., Ltd.	512,672
94,000	PTT Exploration & Production Public Co. Ltd.	1,072,060
99,000	Siam Cement Co., Ltd.	641,745
		2,226,477
	Total Common Stocks (cost $23,296,386)	35,903,978
	Total Investments in Securities (cost $23,296,386): 98.3%	35,903,978
	Other Assets less Liabilities: 1.7%	624,031
	Net Assets: 100.0%	$36,528,009

*  Non-income producing security.

^  Fair valued under direction of the Board of Trustees. At December 31, 2005, the value of the security amounted to $270,372, or 0.74% of net assets.

See accompanying Notes to Financial Statements.

CHINA & HONG KONG FUND for the period ended December 31, 2005

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	1 Year (actual)	3 Years	5 Years	10 Years
Fund	6.61%	25.5%	5.69%	6.35%
Benchmark Index:
Hang Seng Composite	10.27%	24.55%	N/A	N/A
Hang Seng	8.69%	21.70%	3.37%	7.40%
S&P 500	3.01%	14.38%	0.54%	9.06%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-915-6565 /or visiting www.gafunds.com.

The Fund imposes a 2% redemption fee on shares held less than 90 days. Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

China and Hong Kong had a relatively modest year in 2005 as investors waited on news of China's efforts to correct economic imbalances and Hong Kong adjusted to the rising interest rate environment. We can report that the Fund rose 6.61% during the year, less than the benchmark which rose 10.27%, but the Fund remains ahead over three and five years.

The attitude of many investors toward China has been one of extreme caution since the government implemented policy measures to check over-investment in certain sectors of the economy. However earlier expectations of a broad-based collapse in the economy or company profits have not materialized. Other concerns that overall investment relative to the size of the economy was excessive have also been eased by China's recent restatement of GDP following a year-long census. By identifying private enterprises and service industries not previously captured in official statistics the economy has been shown to be 17% larger than previously thought.

By the end of the year economic data pointed toward a re-acceleration in China's domestic economy. No longer relying on exports growth the economy was now looking toward growth in construction and infrastructure spending. Monetary policy was loosened and additional measures to boost rural incomes, such as increased tax allowances and higher minimum wages, were also implemented. This all bodes extremely well for 2006.

In Hong Kong consumer confidence fell after interest rates finally caught up with rises in the US. The pegged currency requires that interest rates move in line although in the last year excess liquidity in Hong Kong as a result of increased speculation on the Chinese currency kept local rates low and gap between Hong Kong and US rates widened. This corrected in 2005 and the effects were felt in weaker retail sales, higher mortgage payments and a fall in residential real estate transactions.

2.  Portfolio Position

Over 60% of the portfolio is invested in China with a mix of H shares, red chips and China plays. The balance is invested in Hong Kong companies which have a degree of exposure to China but also to other parts of the world. We prefer to invest in companies traded on the Hong Kong Stock Exchange because of the broad range of choice. Hong Kong-listed stocks also trade more cheaply than those listed in Shanghai and Shenzhen as well as offering greater liquidity and transparency of information. Across sectors the portfolio is heavily exposed to manufacturers and producers of industrial materials, to resources stocks and to consumer stocks as well as services, which includes both transportation and telecom.

3.  Outlook & Strategy

In the coming year or two we expect to see slower headline economic growth of around 8.5% each year rather than the 9-10% we have seen in recent years. However, more importantly we are looking to a recovery in domestic demand. Investment is rising after a sharp slow down in 2004 and the consumer is still going strong. This in turn will boost imports, and has already begun to do so, which will cause the trade balance to shrink and thereby reduce some of the tensions with trading partners. The coming year is the time we expect Chinese corporate profits to grow again.

In this environment, which is a favourable one for companies, we expect to see further appreciation of the Yuan against the Dollar particularly now that mechanisms have been set up to allow inter-bank foreign exchange transactions, hedging and limited trading. We do not expect to see accelerating growth in foreign exchange reserves although China will still be a buyer of Dollars. But perhaps the most important project over the next year will be the structural reforms in the financial sector and capital markets. This involves the privatization and listing of the Bank of China and the Industrial & Commercial bank of China together with moves to normalize interest rates. Additionally, there is an ongoing program of addressing the government's holdings in companies listed on the Shanghai and Shenzhen stock exchanges.

From an investment perspective we remain positive on commodities including fuels, materials and metals. While we do not expect prices to continue the strong run up that we saw in 2005 we do expect them to remain higher for longer. Secondly, construction and infrastructure is a growth area and therefore related businesses such as steel, power, cement and aluminium will benefit. Finally, consumption should continue to be strong with spending growth of 11%-13% this year. We are somewhat more cautious about the outlook for margins among the downstream producers of finished goods. Rising raw materials costs are now beginning to be passed through and there is also a steady increase in the cost of labor as the pool of new supply begins to shrink.

The portfolio is positioned to benefit from these developments and we remain focused on our core principles of looking for strong companies where market expectations are rising and that offer good value.

Edmund Harriss
Portfolio Manager    February 8, 2006

The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on the Hong Kong Stock Exchange, based on the average market-capitalization for the past twelvemonths. The Hang Seng Composite Index commenced on January 3, 2000 and therefore does not have five-year returns or returns since the Fund's inception. The Hang Seng Index is a barometer of the Hong Kong Stock Market which comprises 33 constituent stocks, whose aggregate market-capitalization accounts for about 70% of the total market-capitalization of the Stock Exchange of Hong Kong Limited. The Standard & Poor's 500 Index is a market-capitalization weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

The Fund invests in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.

The information provided herein represents the opinion of Guinness Atkinson Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

FUND HIGHLIGHTS at December 31, 2005
GUINNESS ATKINSON CHINA & HONG KONG FUND

# of Holdings in Portfolio:	46
Portfolio Turnover:	12.5%
% of Stocks in Top 10:	51.5%
Fund Managers:
Edmund Harriss;
Timothy W.N. Guinness

Top 10 Holdings (% of net assets)
Techtronic Industries Co	7.8%	Esprit Holdings Ltd	4.3%
HSBC Holdings PLC	7.0%	CLP Holdings Ltd	4.1%
CNOOC Ltd	6.6%	Swire Pacific Ltd	4.0%
PetroChina Co Ltd	6.0%	China Telecom Corp Ltd	3.0%
China Mobile Hong Kong Ltd	5.7%	Yanzhou Coal Mining Co Ltd	3.0%
Top Country (% of net assets)
Hong Kong	75.6%	China	23.9%
Sector Breakdown (% of Investments)
Oil&Gas	14.3%	Commercial Services	2.5%
Banks	11.0%	Mining	2.3%
Holding Companies-Divers	10.8%	Electrical Compo&Equip	1.9%
Telecommunications	9.3%	Machinery-Diversified	1.9%
Hand/Machine Tools	7.8%	Iron/Steel	1.6%
Electric	5.4%	Textiles	1.4%
Real Estate	4.6%	Home Furnishings	1.1%
Distribution/Wholesale	4.3%	Biotechnology	1.1%
Semiconductors	4.2%	Miscellaneous Manufacturer	0.5%
Chemicals	3.8%	Electronics	0.4%
Transportation	3.0%	Computers	0.3%
Coal	3.0%	Retail	0.3%
Auto Manufacturers	2.8%

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2005

One Year	Five Years	Ten Years
6.61%	5.69%	6.35%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 90 days.

The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on the Hong Kong Stock Exchange, based on the average market capitalization for the past twelve months. The Fund changed its benchmark from the Hang Seng to the Hang Seng Composite Index to more accurately reflect the market sectors in which the Fund invests. The Hang Seng Composite Index commenced on 01/31/00. The index referenced in this chart is not available for investment and does not incur expenses.

SCHEDULE OF INVESTMENTS IN SECURITIES
at December 31, 2005

GUINNESS ATKINSON CHINA & HONG KONG FUND

Shares	COMMON STOCKS: 99.6%	Value
Agricultural Biotechnology: 1.1%
2,700,000	Global Bio-Chem Technology Group Co., Ltd.	$1,175,306
337,500	Global Bio-Chem Technology Group Co., Ltd., warrant, Exp 5/31/07*	653
		1,175,959
Audio/Video Products: 1.1%
8,619,550	Skyworth Digital Holdings, Ltd^	1,267,368
Auto – Cars/Light Trucks: 2.8%
9,314,000	Denway MotorsLtd.	3,093,334
Building – Heavy Construction: 2.5%
270,000	Cheung Kong	2,771,981
Coal: 3.0%
5,155,200	Yanzhou Coal Mining Co., Ltd.	3,291,275
Commercial Banks: 11.0%
253,850	Dah Sing Financial Holdings	1,758,186
485,477	HSBC Holdings Plc	7,808,157
379,400	Wing Hang Bank, Ltd.	2,681,583
		12,247,926
Computers: 0.3%
5,388,000	Group Sense International, Ltd.	375,262
Distribution/Wholesale: 4.3%
676,071	Esprit Holdings, Ltd.	4,791,521
Diversified Operations: 10.6%
1,314,983	China Merchants Holdings International Co., Ltd.	2,866,291
252,000	Hutchison Whampoa	2,406,795
497,500	Swire Pacific, Ltd.-Class A	4,459,553
579,000	Wharf Holdings, Ltd.	2,020,037
		11,752,676
Electric – Integrated: 5.4%
792,000	CLP Holdings, Ltd.	4,581,430
299,000	Hong Kong Electric Holdings	1,446,158
		6,027,588
Electric Products: 0.2%
300,000	Gome Electric Appliances Holdings, Ltd.	195,401
Electronic Components – Miscellaneous: 0.4%
1,052,000	Suface Mount Technology Holdings, Ltd.	376,234
352,800	Suface Mount Technology Holdings, Ltd., warrants, Exp 8/29/09*	18,025
		394,259

See accompanying Notes to Financial Statements.

Shares	COMMON STOCKS: 99.6% Continued	Value
Electronics: 2.3%
950,000	Kingboard Chemicals Holdings Ltd.	$2,566,971
Machinery – Diversified: 1.9%
3,510,000	Chen Hsong Holdings, Ltd.	2,105,104
Machinery Tools & Related Products: 7.8%
3,636,000	Techtronic Industries Co.	8,652,342
Medical – Drugs: 0.0%
1,240,000	Far East Pharmaceutical Technology*†	10,875
Metal – Aluminum: 2.3%
3,300,000	Aluminum Corp. of China Ltd.	2,553,751
Miscellaneous Manufacturer: 0.5%
2,322,000	EganaGoldpfeil (Holdings) Ltd.	548,058
Oil & Gas: 12.7%
10,957,000	CNOOC, Ltd.	7,348,664
8,256,000	PetroChina Co., Ltd.	6,708,472
		14,057,136
Petrochemicals: 3.1%
3,570,000	China Petroleum & Chemical Corp.	1,784,240
4,204,000	Sinopec Shanghai Petrochemical	1,613,107
		3,397,347
Power Conversion/Supply Equipment: 1.9%
2,114,000	Dong Fang Electric	2,140,366
Public Thoroughfares: 0.0%
20,000	Hopewell Highway Infrastructure	13,285
Real Estate: 2.1%
200,000	Hopewell Holdings	501,722
3,600,000	Midland Realty (Holdings), Ltd.	1,857,274
		2,358,996
REIT – Office Property: 0.0%
8,437	Prosperity REIT*	2,612
Rental Auto/Equipment: 2.5%
1,531,000	Cosco Pacific, Ltd.	2,784,247
Retail: 0.3%
820,000	Glorious Sun Enterprises, Ltd.	356,945
Semiconductor Components – Integrated Circuits: 4.2%
4,806,000	FITTEC International Group*	1,394,696
7,816,000	Solomon Systech International Ltd.	3,251,080
		4,645,776
Steel Producers: 1.6%
3,394,000	Angang New Steel Co.	1,816,659
Telecommunications: 9.3%
1,335,000	China Mobile (Hong Kong), Ltd.	6,353,617
9,200,000	China Telecom Corp. Ltd.	3,322,456
5,091,020	Giant Wireless Technology	612,012
		10,288,085

See accompanying Notes to Financial Statements.

CHINA & HONG KONG FUND

Shares	COMMON STOCKS: 99.6% Continued	Value
Textiles: 1.4%
5,354,109	Victory City International Holdings, Ltd	$1,553,757
Transportation: 3.0%
2,621,000	China Shipping Container Lines Co., Ltd.	921,185
3,326,000	China Shipping Development Co., Ltd.	2,445,178
		3,366,363
	Total Common Stocks (cost $70,157,143)	110,603,225
	Total Investments in Securities (cost $70,157,143): 99.6%	110,603,225
	Other Assets less Liabilities: 0.4%	423,462
	Net Assets: 100.0%	$111,026,687

*  Non-income producing security.

^  Fair valued under direction on the Board of Trustees. At December 31, 2005, the value of the security amounted to $1,267,368, or 1.14% of net assets.

†  Illiquid security.

See accompanying Notes to Financial Statements.

GLOBAL INNOVATORS FUND for the period ended December 31, 2005

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	1 Year	3 Years	5 Years	Since Inception 15 December 1998
Fund	11.82%	19.02%	-3.80%	3.69%
Benchmark Index:
S&P 500	4.91%	14.38%	0.54%	2.57%
NASDAQ	2.12%	18.89%	-1.75%	1.74%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

The Fund imposes a 1% redemption fee on shares held less than 30 days. Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

The Global Innovators Fund over the course of 2005 performance produced a total return of 11.82%. This compared favourably to the total return of the broader market which as measured by the S&P 500 was 4.91% and as measured by the NASDAQ was 2.12%.

This table sets out the comparative returns in discrete years since launch.

	2005	2004	2003	2002	2001	2000	1999
Fund	11.82%	10.89%	35.97%	-31.13%	-29.05%	-16.78%	68.68%
Benchmark indices
S&P500	4.91%	10.87%	28.67%	-22.09%	-11.88%	-9.10%	21.04%
Fund	above	above	above	below	below	below	above
NASDAQ	2.12%	9.15%	50.77%	-31.23%	-20.8%	-39.18%	86.12%
Fund	above	above	below	above	below	above	below

For the second year running the fund has out performed both the S&P 500 and the NASDAQ whereas in the five previous years the fund normally turned in a performance between that of the S&P 500 and the NASDAQ.

2. Portfolio Construction and Activity

In the first quarter our holdings in News Corporation and Sabre were sold. Our holdings in both Honda and Toyota were halved and these stocks were replaced with BP, Ameritrade and Amazon.

In the second quarter we took a profit in Ameritrade selling the whole position at a profit of approximately 50% in 4 months thanks to takeover speculation. We also trimmed our holding in Cemex which had a strong run driven by earnings recovery. We reduced the positions in five of our titan stocks – AIG, Citigroup, Microsoft, Pfizer, Vodafone – to approximately half weight. We reinvested some of this in Apple. New companies entering the Wired Index and thus our universe were General Electric, Medtronic, Salesforce.com, Jetblue, Li & Fung and Exelon but none of these have been added to the Fund yet.

Transactions in the third quarter were limited to dealing to fund outflows. In August we trimmed holdings in Amazon, Apple, L3, Nvidia, Cemex and Cable & Wireless because they had all become over weight. Similarly at the end of September we trimmed holdings in Apple, AIG, Cemex, Nvidia and Toyota.

For the 4th quarter we rebalanced the entire portfolio to equal weightings with the exception of the titan stocks where we rebalanced to half a unit. At the same time we made a switch from Sun Microsystems into Qwest.

GLOBAL INNOVATORS FUND

On balance the restructuring changes worked well for the fund. Successful stocks over the year were Apple (up 93%), Cemex (up 68%), Nvidia (up 55%), Samsung (up 51%) and Nucor (up 32%). Stocks that did not perform well were Dell (down 29%) and Vodafone (down 22%).

The sector allocation at the beginning and end of the year; and for comparison at the end of 2002 and 2003 was as follows:

Sector	31 Dec 2005	31 Dec 2004	31 Dec 2003	31 Dec 2002	2005 vs 2004
Telecommunications	14.2	14.4	17.8	15.3	=
I T Hardware	21.2	16.8	15.9	11.8	+
Financial	7.8	10.0	13.3	13.2	–
I T Software	13.4	14.8	13.3	13.6	–
Media/Entertainment	12.8	15.1	12.3	12.5	–
Services	4.3	5.5	7.8	11.0	–
Healthcare	2.2	1.0	4.9	4.3	+
Consumer	4.1	7.9	3.7	2.9	–
Retail	7.8	4.0	3.5	3.9	+
I T Internet	0.0	0.0	3.5	9.2	=
Basic Materials	8.3	10.0	2.9	2.5	–
Energy	3.9	–	–	–	+
	100	99.5	98.9	100.3

Note: = means change less than 1%; — or ++ means change over 5%.

At the end of the year the portfolio had 28 holdings.

3. Outlook & Strategy

The PER of the fund at the year end was 19.5X (2005) compared with the S&P 500's PER of 16.5X. Earnings of the Funds stocks are, however, projected to grow by 22% in 2006 bringing the PER (2006) down to 15.9X. In addition according to our Holt discounted cashflow metric, the funds holdings were on average undervalued against the market by some 17% (21% upside). Our objective continues to be to out perform both the S&P 500 index and the NASDAQ index.

To achieve this we continue to seek attractive investment opportunities among companies that have once been in the Wired Index and thus that exhibit New Economy characteristics. Our four factor screening process forms the basis of our investment approach. These four factors are: (a) value, meaning a disciplined quantitative methodology used to rank all companies on similar basis projecting their internal cash flows using consensus forecast and historic trend data and applying a common overall market determined discount rate to imply fair value and compare this to actual price); (b) business quality (quantitatively ranking companies for the attractiveness of their return on capital metrics); (c) improving results (1 and 3 month earnings estimates revisions); and (d) good recent market price performance (looking particularly for above trend momentum and rising volatility). This screening approach is supported by appropriate due diligence both on the quality of the quantitative inputs to the screening process, and of a more traditional form. Also top down "thematic" judgements will be used in the process of evaluating potential Fund purchases and a regular sell discipline involving review of large movers in the portfolio is also employed.

We hope that over the months and years to come investors will find their faith in our fund management approach and the prospects for this fund with its focus on the future in particular will be rewarded.

Tim Guinness
Portfolio Manager  February 15, 2006

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. These indices are unmanaged, not available for investment and do not incur expenses.

PER – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

The Fund invests in foreign securities which will involve greater volatility, political, economic and currency risks and differences in accounting methods.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at December 31, 2005
GUINNESS ATKINSON GLOBAL INNOVATORS FUND

# of Holdings in Portfolio:	28
Portfolio Turnover:	27.8%
% of Stocks in Top 10:	42.3%
Fund Managers:
Timothy W.N. Guinness;
Edmund Harriss

Top 10 Holdings (% of net assets)
Samsung Electronics	4.5%	Qwest Communications Intl	4.2%
WPP Group PLC	4.4%	Nokia OYJ	4.2%
Sony Corp.	4.3%	Cemex SA de CV	4.2%
Taiwan Semiconductor Manufacturing Co Ltd	4.2%	Apple Computer Inc.	4.1%
Acxiom Corp.	4.2%	Nucor Corp.	4.0%
Top 5 Countries (% of net assets)
United States	60.1%	Taiwan	4.2%
Britain	14.1%	Finland	4.2%
Japan	8.4%	Mexico	4.2%
Sector Breakdown (% of Investments)
Telecommunications	14.3%	Auto Manufacturers	4.1%
Software	13.9%	Iron/Steel	4.0%
Semiconductors	8.1%	Aerospace/Defense	4.0%
Computers	8.0%	Retail	3.9%
Internet	7.5%	Oil&Gas	3.8%
Electronics	4.5%	Banks	3.8%
Advertising	4.4%	Pharmaceuticals	2.1%
Home Furnishings	4.3%	Insurance	2.0%
Building Materials	4.2%	Diversified Financial Service	2.0%

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2005

One Year	Five Years	Since Inception (12/15/98)
11.82%	-3.80%	3.69%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 1% redemption fee on shares held less than 30 days.

The Standard & Poor's 500 Index is an unmanaged index which is widelyregarded as the standard for measuring large cap U.S. Stock marketperformance. The NASDAQ Composite Index is a market capitalization weightedindex that is designed to represent the performance of the National MarketSystem which includes over 5,000 stocks traded only over-the-counter and not onan exchange. The indices referenced in this chart are not available for investmentand do not incur expenses.

SCHEDULE OF INVESTMENTS IN SECURITIES
at December 31, 2005

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

Shares	COMMON STOCKS: 98.9%	Value
Advertising Agencies: 4.4%
29,440	WPP Group PLC - Sponsored ADR	$1,589,760
Aerospace/Defense: 4.0%
19,510	L-3 Communications Holdings, Inc.	1,450,568
Auto Manufacturers: 4.1%
25,220	Honda Motor Company ADR	730,623
7,180	Toyota Motor Corp.	751,172
		1,481,795
Blast Furn/Mill: 4.0%
21,990	Nucor Corp.	1,467,173
Commercial Banks: 5.8%
14,660	Citigroup, Inc.	711,450
24,904	State Street Corp.	1,380,678
		2,092,128
Communications Equipment: 4.2%
83,252	Nokia Corp.	1,523,512
Computer Related Services: 4.2%
66,600	Acxiom Corp.	1,531,800
Data Processing and Preparation: 3.9%
32,944	First Data Corp.	1,416,921
E-Commerce/Products: 3.8%
29,510	Amazon.Com, Inc.*	1,391,396
Electrical Components & Equipment: 4.5%
5,000	Samsung Electronics Co., Ltd.	1,647,500
Electronic Computers: 8.0%
20,670	Apple Computer, Inc.*	1,485,966
47,600	Dell, Inc.*	1,427,524
		2,913,490
Fire, Marine, and Casualty Insurance: 2.0%
10,495	American International Group, Inc.	716,074
Oil & Gas Producers: 3.8%
21,770	BP Amoco Plc ADR	1,398,069
Pharmaceuticals: 2.1%
33,180	Pfizer, Inc.	773,758
Prepackaged Software: 9.4%
65,650	Check Point Software Technologies, Ltd.*	1,319,565
26,078	Microsoft Corp.	681,940
115,430	Oracle Corp.*	1,409,400
		3,410,905

See accompanying Notes to Financial Statements.

Shares	COMMON STOCKS: 98.9% Continued	Value
Radio & TV Communications Equipment: 4.4%
38,778	Sony Corp.	$1,582,142
Radiotelephone Communications: 2.0%
33,298	Vodafone Group Plc.	714,908
Ready-Mixed Concrete: 4.2%
25,605	Cemex SA de CV	1,519,145
Semiconductors: 8.1%
38,740	Nvidia Corp.*	1,416,334
155,227	Taiwan Semiconductor Manufacturing Co. Ltd.	1,538,300
		2,954,634
Telecommunication Services: 3.9%
232,720	Cable & Wireless PLC	1,430,830
Telecommunications: 4.2%
270,710	Qwest Communications International, Inc.*	1,529,512
Variety Store: 3.9%
28,680	Costco Wholesale Corp.	1,418,800
	Total Common Stocks (cost $29,405,270)	35,954,820
	Total Investments in Securities (cost $29,405,270): 98.9%	35,954,820
	Other Assets less Liabilities: 1.1%	411,784
	Net Assets: 100.0%	$36,366,604

*  Non-income producing security.

ADR American Depository Receipt.

See accompanying Notes to Financial Statements.

GLOBAL ENERGY FUND for the period ended December 31, 2005

1. Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	1 Year (actual)	Since Inception 30 June 2004
Fund	63.92%	58.57%
Benchmark Index:
S&P 500	4.91%	8.12%
MSCI World Energy Index*	26.20%*	28.88%*

*Price return, excludes dividends

Source: Bloomberg

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

The Fund imposes a 1% redemption fee on shares held less than 30 days. Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

The Global Energy Fund over the course of 2005 produced a total return of 63.92%. This compares favourably to the price return of the MSCI World Energy Index of 26.20%, and is also well ahead of the broad US market which rose modestly, as exemplified by the S&P 500 Index's total return of 4.91%.

2. Activity

The year saw relatively regular buying and selling activity. In most months we either took a new position in a stock or closed out an existing one. We switched out of Suncor, one of the two leading oil sands mining companies, into Encana after Suncor announced that 50% of its production was out of action for up to 9 months due to a fire at its upgrader. Encana is a leading Canadian gas exploration and production company and is also the leading company in non mining oil sands activity. We bought and then took a profit on Unocal after Chevron bid for it. We added Tesoro, an independent refiner benefiting from higher refining margins especially at the heavy oil "complex" end. We added OPTI Canada, a pure oil sands company which is developing a process to source the energy needed to extract and upgrade oil sands from the oil sands themselves. It is the only core holding which does not have sizeable current production and earnings but we believe the prospective returns from their project could be very substantial indeed. In July we sold out of Petrochina into CNOOC as the CNOOC price had lagged while it was trying to acquire Unocal, and bought back into Petrochina the following month after CNOOC rallied strongly. We made several changes to the portfolio in August. Taking profits on Canadian Natural Resources, Chesapeake, Newfield and Venture Production we bought three US E&P stocks (Pioneer Natural Resources, Whiting Petroleum, and Plains Exploration) and a second independent refiner (Sunoco). In so doing we reduced our weighting to gas production and to Canadian oil sands and increased our exposure to refining and oil production. The increased refining exposure continues a steady build up in exposure to refining assets over the last 18 months, reflecting the increasingly good trading conditions they are enjoying. All three replacement US E&P stocks trade at below average ratios of Enterprise Value to reserves and have long reserve lives. We later bought back the Chesapeake after its price had duly fallen. In addition we added four very small holdings in Dragon Oil, Afren, Granby and Synenco, all small caps which were bought for "research" reasons although it goes without saying we expect them to perform, too. Afren will give us a better insight into what is happening in West Africa, Dragon likewise in offshore Turkmenistan (in the Caspian). Granby gives us exposure to what opportunities are emerging in the North Sea from recycled fallow acreage, and Synenco is a long-term play on the Northern Lights Project, one of the last known undeveloped Athabasca oil sands mining projects.

3. Portfolio Position

The Portfolio now consists of 29 core holdings, each broadly equally weighted, comprising approximately 98% of the portfolio (ignoring cash) and 7 "research" holdings in small cap stocks comprising in aggregate a little under 2%.

The portfolio on the 31st December, by our calculations, had a PER (2005) of 10.9X (which compares with a broad market PER (2005) based on the S&P 500 index of 16.7X at that date ).

The better performing holdings over the year were Nexen, Canadian Natural Resources, Peabody, Chesapeake, Burlington Resources, Venture Production, Petrochina, OMV and Canadian Oil Sands Trust all of which returned over 90%. It is interesting that these 9 stocks cover 5 different areas: Nexen, Canadian Natural Resources and Canadian Oil Sands Trust are oil sands plays, Peabody is a coal company, Burlington and Chesapeake are gas-centric E&P stocks, Petrochina is Chins's largest oil producer and OMV is an integrated oil and gas company benefiting from opportunities in Eastern Europe. The worst performing holdings were the two larger integrated oil & gas companies we held – Shell and Chevron – as well as Repsol, another of our emerging market stocks. Our only oil service stock, Abbott, a production drilling company, was hit by problems in one part of its business early in the year and also lagged.

The Sector and Geographic weightings of the portfolio (ignoring cash) at 31st December were as follows:

Sector Breakdown

	31 Dec 2005	31 Dec 2004
Integrated	20.6	23.0
E&P/Refining	6.9	7.7
Sub total integrated	27.5	30.7
Emerging Markets	14.2	15.4
Sub total Emerging Markets	14.2	15.4
E&P Oil Sands	17.8	19.4
E&P	27.4	26.9
Sub total E&P	45.2	46.3
Oil Services & Equipment	2.8	3.8
Refining	6.9	—
Coal	3.4	3.8
Total	100.0	100.0

Geographic Breakdown

	31 Dec 2005	31 Dec 2004
US	54.7	46.0
Canada	21.4	23.2
UK	6.3	11.4
Latin America	7.0	7.5
Europe	3.4	4.3
China	3.5	3.7
South Africa	3.5	3.9
Other	0.2	—
Total	100.0	100.0

Sector weightings have only changed modestly. The major changes are the increase in pure refining exposure, deriving from the purchases of Tesoro and Sunoco, and the reduction in the Oil Sands exposure caused by the sale of Canadian Natural Resources.

Geographically, there has been a shift out of the UK and Canada and into the US.

GLOBAL ENERGY FUND

4. Market Background

Over the course of 2005 both the oil price and the price of gas strengthened very considerably. The price of WTI averaged $56.59 per barrel versus an average of $41.47 in 2004 and likewise the price of Henry Hub gas averaged $8.89 per Mcf against $5.90 in 2004. Neither moved in a straight line. WTI, for example, after moving from around $42 in January to $56 in March corrected to $46.50 before moving up to hit $69.80 at the end of August as hurricanes in the Gulf of Mexico restricted production and damaged refineries. It then fell back to around $56 in mid-November before strengthening again to end the year at $61. The Henry Hub price started the year at $5.50 and by the end of October was at $14.60, up around 165%. It then fell back to $8.70, surged back up to $15.39 and fell again before Christmas to end the year around $9.50. The reasons for this have been widely aired in the press. In short, world oil demand growth remains well above the trend of most of the last 30 years fuelled particularly by Asian demand growth, whilst non OPEC supply growth is struggling in the face of the maturing of the traditional non OPEC sources notably North America and the North Sea. OPEC, meanwhile, is producing at levels nearer to its capacity than for many years. Higher oil and gas prices are in turn boosting the profits of all participants in the oil and gas industry whether pure exploration and production companies, or integrated companies, or oil & gas service and equipment companies.

5. Outlook

The future price of equities involved in the energy business will continue to be determined by evolving perceptions of the likely medium term level of the oil and gas price.

We firmly believe that 2006 will be dominated, external events aside, by investors reacting to and attempting to second guess OPEC's reaction to the supply and demand response to $50+ oil. Our best guess is that the effect on demand will be relatively modest: we think that the world can handle a doubled real oil price without much difficulty but that the extra supply ex OPEC10 might be more meaningful. OPEC will have to handle this carefully. Pumping oil at a rate well above the 1985-2002 average, as they are, means that they are well placed to ensure a balanced market by measured output reductions. However, they must make these in a timely fashion and they could easily get it wrong. So where does this leave the price? $55 in our view (vs. average $56.59 in 2005), but investors should expect large swings both up and down as we move through the year

We further believe that, notwithstanding the risk that some of the potential profits that could arise to oil & gas companies from these heightened commodity prices will be taken by governments, the future for oil & gas companies over at least the next 30 years is bright. Furthermore, it is potentially even better for investors as oil & gas companies are not fully priced to reflect this rosy future.

Tim Guinness
Portfolio Manager  February 15, 2006

Short-term performance, in particular, is not a good indication of the Fund's future performance and an investment should not be made based solely on returns.

The MSCI World Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. These indices are unmanaged, not available for investment and do not incur expenses.

PER – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

The Fund invests in foreign securities which will involve greater volatility, political, economic and currency risks and differences in accounting methods.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at December 31, 2005
GUINNESS ATKINSON GLOBAL ENERGY FUND

# of Holdings in Portfolio:	36
Portfolio Turnover:	89.2%
% of Stocks in Top 10:	34.6%
Fund Managers:
Timothy W.N. Guinness;
Edmund Harriss

Top 10 Holdings (% of net assets)
Shell Canada Ltd	3.8%	Chesapeake Energy Corp	3.4%
Petroleo Brasileiro SA	3.5%	OPTI Canada Inc	3.4%
Sasol Ltd	3.5%	PetroChina Co Ltd	3.4%
Petro-Canada	3.4%	Apache Corp	3.4%
Anadarko Petroleum Corp	3.4%	Tesoro Corp	3.4%
Top 5 Countries (% of net assets)
United States	54.2%	Brazil	3.5%
Canada	21.1%	China	3.5%
South Africa	3.5%
Sector Breakdown (% of Investments)
Oil&Gas	92.7%	Miscellaneous Manufactur	2.8%
Coal	3.4%	Machinery-Diversified	0.1%

GLOBAL ENERGY FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2005

One Year	Since Inception (06/30/04)
63.92%	58.57%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 1% redemption fee on shares held less than 30 days.

The MSCI World Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. These indices are unmanaged, not available for investment and do not incur expenses.

SCHEDULE OF INVESTMENTS IN SECURITIES
at December 31, 2005

GUINNESS ATKINSON GLOBAL ENERGY FUND

Shares	COMMON STOCKS: 99.0%	Value
Coal: 3.4%
40,490	Peabody Energy Corp.	$3,337,186
Diversified Manufacturing Operations: 2.8%
638,791	Abbot Group Plc	2,804,946
Energy: 0.0%
600	Imperial Energy Corp.*	4,676
Machinery – General Industry: 0.1%
299,356	Shandong Molong Petroleum Machinery Co. Ltd.	52,122
Oil – Exploration & Production: 10.0%
49,349	Apache Corp.	3,381,393
81,410	Plains Exploration & Production*	3,234,419
81,031	Whiting Petroleum Corp.*	3,241,240
		9,857,052
Oil & Gas: 10.2%
38,966	Burlington Resources, Inc.	3,358,869
59,206	ChevronTexaco Corp.	3,361,125
54,768	Marathon Oil Corp.	3,339,205
		10,059,199
Oil & Gas – Field Services: 3.5%
53,625	Petroleo Brasileiro SA, ADR	3,451,841
Oil & Gas Exploration & Production: 21.0%
99,000	Afren PLC*	79,966
35,865	Anadarko Petroleum Corp.	3,398,209
29,496	Canadian Oil Sands Trust	3,187,389
53,535	Devon Energy Corp.	3,348,079
31,759	Dragon Oil Plc*	108,343
71,066	EnCana Corp.	3,203,455
15,799	Granby Oil & Gas Plc*	21,993
6,200	Grey Wolf Exploration, Inc.*	30,947
69,837	Nexen, Inc.	3,319,363
103,719	OPTI Canada, Inc.*	3,395,330
42,200	Synenco Energy, Inc.*	616,714
		20,709,788
Oil & Gas Producers: 41.2%
26,521	Amerada Hess Corp.	3,363,393
107,080	Chesapeake Energy Corp.	3,397,648
57,588	ConocoPhillips	3,350,470
41,664	Occidental Petroleum Corp.	3,328,120
57,300	OMV AG	3,358,948
84,940	Petro-Canada	3,398,329
4,131,000	PetroChina Co. Ltd.	3,383,205
64,980	Pioneer Natural Resources Co.	3,331,525

See accompanying Notes to Financial Statements.

GLOBAL ENERGY FUND

Shares	COMMON STOCKS: 99.0% Continued	Value
Oil & Gas Producers: 41.2% Continued
113,478	Repsol SA	$3,315,311
96,007	Sasol Ltd.	3,438,037
103,068	Shell Canada, Ltd.	3,716,989
42,520	Sunoco, Inc.	3,332,718
		40,714,693
Oil Refining & Marketing: 3.4%
54,820	Tesoro Petroleum Corp.	3,374,171
Oil/Integrated: 3.4%
109,650	Royal Dutch Shell Plc	3,347,611
	Total Common Stocks (cost $90,858,995)	97,713,285
	Total Investments in Securities (cost $90,858,995): 99.0%	97,713,285
	Other Assets less Liabilities: 1.0%	1,025,399
	Net Assets: 100.0%	$98,738,684

*  Non-income producing security.

ADR  American Depository Receipt.

See accompanying Notes to Financial Statements.

(This page is Intentionally Left Blank)

STATEMENTS OF ASSETS AND LIABILITIES
at December 31, 2005

	Asia Focus Fund	China & Hong Kong Fund	Global Innovators Fund	Global Energy Fund
Assets
Investments in securities, at cost	$23,296,386	$70,157,143	$29,405,270	$90,858,995
Investments in securities, at value	$35,903,978	$110,603,225	$35,954,820	$97,713,285
Cash	17,372	—	488,159	—
Cash denominated in foreign currency (cost of $252,283, $0, $0, and $4,863, respectively)	253,548	—	—	4,828
Receivables:
Securities sold	393,244	902,166	—	2,672,729
Fund shares sold	54,737	8,322	244	795,896
Due from advisor	—	—	—	5,678
Dividends and interest	20,164	151,017	46,846	58,410
Tax Reclaim	—	—	6,802	—
Prepaid expenses	9,158	10,089	9,666	10,956
Total assets	36,652,201	111,674,819	36,506,537	101,261,782
Liabilities
Cash overdraft	—	298,104	—	1,812,759
Payables:
Securities purchased	—	—	—	44,413
Fund shares redeemed	27,399	116,311	19,271	542,067
Unrealized loss on forward foreign currency contracts	1,345	140	—	3,755
Due to advisor	30,578	95,909	26,970	65,366
Accrued administration expense	3,058	9,042	701	1,623
Accrued shareholder servicing plan fees	2,609	14,101	6,066	12,264
Other accrued expenses	40,424	78,446	56,470	37,511
Deferred trustees' compensation	18,779	36,079	30,455	3,340
Total liabilities	124,192	648,132	139,933	2,523,098
Net Assets	$36,528,009	$111,026,687	$36,366,604	$98,738,684
Number of shares issued and outstanding (unlimited shares authorized no par value)	2,949,918	5,852,571	2,402,640	4,010,996
Net asset value per share	$12.38	$18.97	$15.14	$24.62
Components of Net Assets
Paid-in capital	$99,540,843	$113,231,093	$86,320,115	$92,840,188
Undistributed net investment income (loss)	(16,440)	(2,052,070)	(30,455)	(24,465)
Accumulated net realized gain (loss) on investments and foreign currency	(75,606,915)	(40,598,300)	(56,472,606)	(927,661)
Net unrealized appreciation (depreciation) on:
Investments	12,607,592	40,446,082	6,549,550	6,854,290
Foreign Currency	2,929	(118)	—	(3,668)
Net Assets	$36,528,009	$111,026,687	$36,366,604	$98,738,684

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the year ended December 31, 2005

	Asia Focus Fund	China & Hong Kong Fund	Global Innovators Fund	Global Energy Fund
Investment Income
Income
Dividends*	$1,080,286	$3,782,700	$495,100	$495,900
Interest	8,202	16,885	3,873	32,135
Total income	1,088,488	3,799,585	498,973	528,035
Expenses
Advisory fees (Note 3)	332,110	1,125,368	326,087	350,470
Administration fees (Note 3)	48,823	162,353	18,615	19,912
Transfer agent fees	43,655	118,866	99,076	46,078
Custody fees	19,114	59,065	8,903	42,810
Fund accounting fees	28,906	61,874	37,593	58,268
Audit fees	16,596	15,519	16,545	11,046
Legal fees	18,531	60,697	18,676	17,909
Trustees' fees	13,202	22,686	12,705	10,256
Shareholder servicing plan fees (Note 4)	30,345	102,096	9,124	18,956
Reports to shareholders	18,282	59,916	32,676	14,955
Registration expense	17,836	19,126	16,347	17,998
Interest expense	3,315	2,198	8,506	13,909
Insurance expense	6,465	22,787	8,826	432
Miscellaneous	4,375	7,235	3,979	4,646
Total expenses	601,555	1,839,786	617,658	627,645
Plus: Expenses recouped (Note 3)	18,000	—	—	—
Less: Fees waived and expenses absorbed (Note 3)	—	—	(590)	(19,217)
Net expenses	619,555	1,839,786	617,068	608,428
Net investment income (loss)	468,933	1,959,799	(118,095)	(80,393)
Realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on:
Investments	2,607,185	8,257,990	2,269,309	854,293
Foreign currency	(9,152)	26,777	—	(214,533)
Net unrealized gain (loss) on:
Investments	3,088,697	(3,246,442)	1,721,322	6,722,876
Foreign currency	683	(154)	—	(2,980)
Net realized and unrealized gain on investments and foreign currency	5,687,413	5,038,171	3,990,631	7,359,656
Net increase in net assets resulting from operations	$6,156,346	$6,997,970	$3,872,536	$7,279,263

* Net of foreign tax withheld of $104,668 for Asia Focus Fund, $11,572 for Global Innovators Fund and $21,955 for the Global Energy Fund.

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Asia Focus Fund		China & Hong Kong Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (decrease) in net assets from:
Operations
Net investment income (loss)	$468,933	$186,059	$1,959,799	$1,372,112
Net realized gain (loss) on:
Investments	2,607,185	2,349,444	8,257,990	1,995,959
Foreign currency	(9,152)	(30,192)	26,777	(1,991)
Net unrealized gain (loss) on:
Investments	3,088,697	(136,100)	(3,246,442)	7,462,797
Foreign currency	683	2,026	(154)	35
Net increase in net assets resulting from operations	6,156,346	2,371,237	6,997,970	10,828,912
Distributions to shareholders
From net investment income	(531,257)	(172,805)	(4,726,043)	(1,625,722)
From net realized cap gain	—	—	—	—
Decrease in net assets from distributions	(531,257)	(172,805)	(4,726,043)	(1,625,722)
Capital share transactions
Proceeds from shares sold	7,546,892	12,640,796	15,987,251	22,166,286
Proceeds from shares reinvested	513,947	167,123	4,595,099	1,584,631
Cost of shares redeemed	(7,783,657)	(20,567,670)	(24,180,299)	(37,199,616)
Redemption fee proceeds (Note 3)	14,346	11,759	28,955	28,630
Net increase (decrease) from capital share transactions	291,528	(7,747,992)	(3,568,994)	(13,420,069)
Total increase (decrease) in net assets	5,916,617	(5,549,560)	(1,297,067)	(4,216,879)
Net assets
Beginning of period	30,611,392	36,160,952	112,323,754	116,540,633
End of period	$36,528,009	$30,611,392	$111,026,687	$112,323,754
Accumulated net investment income (loss)	$(16,440)	$—	$(2,052,070)	$632,287
Capital share activity
Shares sold	654,707	1,291,009	832,145	1,250,352
Shares issued on reinvestment	42,758	17,158	242,230	89,124
Shares redeemed	(690,744)	(2,167,957)	(1,271,184)	(2,222,373)
Net increase (decrease) in shares outstanding	6,721	(859,790)	(196,809)	(882,897)

# Commencement of operations.

See accompanying Notes to Financial Statements.

	Global Innovators Fund		Global Energy Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	June 30, 2004# through December 31, 2004
Increase (decrease) in net assets from:
Operations
Net investment income (loss)	$(118,095)	$(76,669)	$(80,393)	$257
Net realized gain (loss) on:
Investments	2,269,309	(1,351,843)	854,293	6,917
Foreign currency	—	—	(214,533)	(2,060)
Net unrealized gain (loss) on:
Investments	1,721,322	5,745,903	6,722,876	131,414
Foreign currency	—	—	(2,980)	(688)
Net increase in net assets resulting from operations	3,872,536	4,317,391	7,279,263	135,840
Distributions to shareholders
From net investment income	—	—	—	—
From net realized cap gain	—	—	(1,590,636)	—
Decrease in net assets from distributions	—	—	(1,590,636)	—
Capital share transactions
Proceeds from shares sold	951,723	1,300,643	150,338,858	2,199,078
Proceeds from shares reinvested	—	—	1,524,399	—
Cost of shares redeemed	(10,513,339)	(13,341,802)	(60,588,462)	(705,921)
Redemption fee proceeds (Note 3)	806	772	140,523	5,742
Net increase (decrease) from capital share transactions	(9,560,810)	(12,040,387)	91,415,318	1,498,899
Total increase (decrease) in net assets	(5,688,274)	(7,722,996)	97,103,945	1,634,739
Net assets
Beginning of period	42,054,878	49,777,874	1,634,739	—
End of period	$36,366,604	$42,054,878	$98,738,684	$1,634,739
Accumulated net investment income (loss)	$(30,455)	$—	$(24,465)	$—
Capital share activity
Shares sold	69,056	104,942	6,458,941	157,815
Shares issued on reinvestment	—	—	59,921	—
Shares redeemed	(772,796)	(1,076,691)	(2,615,032)	(50,649)
Net increase (decrease) in shares outstanding	(703,740)	(971,749)	3,903,830	107,166

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended December 31,
Asia Focus Fund	2005	2004	2003	2002	2001
Net asset value, beginning of year	$10.40	$9.51	$5.80	$6.18	$5.16
Income from investment operations:
Net investment income (loss)	0.16	0.06	0.06	(0.05)	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	2.00	0.89	3.61	(0.37)	1.01
Total from investment operations	2.16	0.95	3.67	(0.42)	1.02
Less distributions:
From net investment income	(0.18)	(0.06)	—	—	—
Total distributions	(0.18)	(0.06)	—	—	—
Redemption Fee Proceeds	— (1)	—	0.04	0.04	—
Net asset value, end of year	$12.38	$10.40	$9.51	$5.80	$6.18
Total return	20.83%	10.01%	63.97%	(6.15)%	19.77%
Ratios/supplemental data:
Net assets, end of year (millions)	$36.5	$30.6	$36.2	$16.5	$17.1
Ratio of expenses to average net assets:
Before fees waived/expenses recouped	1.81%	2.04%	2.16%	2.62%	3.08%
After fees waived/expenses recouped	1.87%	1.98%	1.95%	1.98%	1.98%
Ratio of net investment income (loss) to average net assets:
Before fees waived/expenses recouped	1.47%	0.51%	0.75%	(1.26)%	(0.89)%
After fees waived/expenses recouped	1.41%	0.57%	0.96%	(0.62)%	0.21%
Portfolio turnover rate	18.25%	32.41%	114.90%	188.96%	43.91%

(1)  Amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended December 31,
China & Hong Kong Fund	2005	2004	2003	2002	2001
Net asset value, beginning of year	$18.57	$16.81	$10.17	$11.67	$15.75
Income from investment operations:
Net investment income	.37	0.25	0.20	0.13	0.09
Net realized and unrealized gain (loss) on investments and foreign currency	.86	1.78	6.44	(1.66)	(3.79)
Total from investment operations	1.23	2.03	6.64	(1.53)	(3.70)
Less distributions:
From net investment income	(0.83)	(0.27)	—	—	(0.38)
Total distributions	(0.83)	(0.27)	—	—	(0.38)
Redemption Fee Proceeds	— (1)	— (1)	— (1)	0.03	—
Net asset value, end of year	$18.97	$18.57	$16.81	$10.17	$11.67
Total return	6.61%	12.16%	65.29%	(12.85)%	(23.45)%
Ratios/supplemental data:
Net assets, end of year (millions)	$111.0	$112.3	$116.5	$56.9	$76.8
Ratio of expenses to average net assets	1.63%	1.67%	1.81%	2.02%	1.85%
Ratio of net investment income to average net assets	1.74%	1.26%	2.01%	1.08%	0.56%
Portfolio turnover rate	12.51%	15.37%	28.57%	60.95%	31.54%

(1)  Amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended December 31,
Global Innovators Fund	2005		2004		2003		2002	2001
Net asset value, beginning of year	$13.54		$12.21		$8.98		$13.04	$18.38
Income from investment operations:
Net investment loss	(0.05	)(1)	(0.02)		(0.08)		(0.08)	(0.14)
Net realized and unrealized gain (loss) on investments	1.65		1.35		3.31		(3.98)	(5.20)
Total from investment operations	1.60		1.33		3.23		(4.06)	(5.34)
Redemption Fee Proceeds	—	(1)	—	(1)	—	(1)	— (1)	—
Net asset value, end of year	$15.14		$13.54		$12.21		$8.98	$13.04
Total return	11.82%		10.89%		35.97%		(31.13)%	(29.05)%
Ratios/supplemental data:
Net assets, end of year (millions)	$36.4		$42.1		$49.8		$45.9	$79.3
Ratio of expenses to average net assets:
Before fees waived	1.66%		1.68%		1.76%		2.03%	1.46%
After fees waived	1.66	%(2)	1.68	%(2)	1.56	%(2)	1.35%	1.35%
Ratio of net investment loss to average net assets:
Before fees waived	(0.32)%		(0.17)%		(0.90)%		(1.34)%	(0.89)%
After fees waived	(0.32)%		(0.17)%		(0.70)%		(0.66)%	(0.78)%
Portfolio turnover rate	27.75%		50.57%		0.00%		54.15%	50.03%

(1)  Amount represents less than $0.01 per share.

(2)  The Fund's total operating expense was limited at 1.88% from 4/26/03 to 10/31/05. It was limited to 1.35% prior to 4/26/03.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

Global Energy Fund	Year Ended December 31, 2005	June 30, 2004(1) through December 31, 2004
Net asset value, beginning of period	$15.25	$12.50
Income from investment operations:
Net investment income (loss)	(0.02)	—	(2)
Net realized and unrealized gain (loss) on investments and foreign currency	9.75	2.70
Total from investment operations	9.73	2.70
Less distributions:
From net investment income	—	—
From net realized gains	(0.39)	—
Total distributions	(0.39)	—
Redemption Fee Proceeds	0.03	0.05
Net asset value, end of period	$24.62	$15.25
Total return	63.92%	22.00	%(3)
Ratios/supplemental data:
Net assets, end of period (millions)	$98.7	$1.6
Ratio of expenses to average net assets:
Before fees waived	1.50%	17.36	%(4)
After fees waived	1.45%	1.45	%(4)
Ratio of net investment loss to average net assets:
Before fees waived	(0.24)%	(15.84	)%(4)
After fees waived	(0.19)%	0.07	%(4)
Portfolio turnover rate	89.24%	9.96	%(3)

(1)  Commencement of Operations.

(2)  Amount represents less than $0.01 per share.

(3)  Not annualized.

(4)  Annualized.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Note 1

Organization

Guinness Atkinson Funds (the "Trust"), was organized on April 28, 1997 as a Delaware business trust and registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Currently, the Trust offers four separate series all of whose long-term objective is capital appreciation: Guinness Atkinson Asia Focus Fund (the "Asia Focus Fund"), Guinness Atkinson China & Hong Kong Fund (the "China & Hong Kong Fund"), Guinness Atkinson Global Innovators Fund (the "Global Innovators Fund"), and Guinness Atkinson Global Energy Fund ("the Global Energy Fund"). The first four of which (each a "Fund" and collectively, the "Funds") are covered by this report. The China & Hong Kong Fund began operations on June 30, 1994, the Asia Focus Fund began operations on April 29, 1996, the Global Innovators Fund began operations on December 15, 1998, and the Global Energy Fund began operations on June 30, 2004.

Note 2

Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.  Security Valuation. Securities of the Global Innovators and Global Energy Funds that are traded on a principal exchange (U.S. or foreign) or Nasdaq are valued at the official closing price on each day that the exchanges are open for trading. Securities of the Asia Focus and China & Hong Kong Funds are valued at 12:30 a.m. Eastern Time on each day the NYSE is open for trading. Securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by, or under procedures established by, the Board of Trustees. Due to the inherent uncertainty of valuation, those estimated values of not readily marketable securities may differ significantly from the values that would have been used had a ready market for the securities existed. The differences could be material. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

  Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.

  Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

B.  Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. Counterparties to these contracts are major U.S. financial institutions.

C.  Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

D.  Federal Income Taxes. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

E.  Concentration of Risk. Asia Focus Fund invests substantially all of its assets in the Asian continent. The China & Hong Kong Fund invests substantially all of its assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The Global Energy Fund invests substantially in energy companies, the changes in the prices and supplies of oil and other energy fuels may affect the Funds' investments. The consequences of political, social, or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

F.  Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

G.  Reclassifications. Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2005, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income/(loss) and accumulated realized gain(loss) as follows:

	Increase (Decrease)
	Paid-in-Capital	Undistributed Net Investment Income/(Loss)	Accumulated Realized Gain / Loss
Asia Focus	(8,549,930)	45,884	8,504,046
China & Hong Kong Fund	3,077,638	81,887	(3,159,525)
Global Innovators Fund	9,290,494	87,640	(9,378,134)
Global Energy Fund	(74,029)	55,928	18,101

H.  Indemnifications. Under the Funds' organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

Note 3

Commitments and other related party transactions

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, LLC (the "Advisor"), which provided the Funds with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:

Asia Focus Fund	1.00%
China & Hong Kong Fund	1.00%
Global Innovators Fund*	0.75% on the first $500 million and 0.60% on assets over $500 million
Global Energy Fund*	0.75%

*  Effective November 1, 2005, the Advisor has contractually reduced its management fees from 0.90% of the 1st $500 million average daily net assets to 0.75%, for the Global Innovators Fund and from 0.90% to 0.75% for the Global Energy Fund.

The Funds are responsible for their own operating expenses. Effective April 26, 2003, the Advisor has contractually agreed to limit the Funds' total operating expenses by reducing all or a portion of their fees and reimbursing the Funds' for expenses so that its ratio of expenses to average daily net assets will not exceed the following levels:

Asia Focus Fund	1.98%
China & Hong Kong Fund	1.98%
Global Innovators Fund	1.55% (effective November 1, 2005)
Global Energy Fund	1.45%

The operating expense limit for the Global Innovators Fund was 1.88% from April 26, 2003 to October 31, 2005. There was no operating expense limit for the China & Hong Kong Fund prior to April 26, 2003.

Expenses reimbursed by the Advisor will be limited to three years from the year of the reimbursement, and are subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations.

For the year ended December 31, 2005, the Advisor waived fees and absorbed expenses of $590 and $19,217 in the Global Innovators Fund and the Global Energy Fund, respectively. The Advisor recouped expenses of $18,000 from the Asia Focus Fund during the year ended December 31, 2005.

At December 31, 2005, the Advisor may recapture a portion of the following amounts that has been paid and/or waived on behalf of the Funds no later than the dates as stated below:

Funds:	December 31, 2007	December 31, 2008	Total
Global Innovators Fund	$—	$590	$590
Global Energy Fund	$60,587	$19,217	$79,804

U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Funds' administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals. Effective April 30, 2005, the Administrator receives a monthly fee from each Fund at the following annual rates:

Fund	Asset Based Fee
China & Hong Kong Fund	0.10% on 1st $100 million of average daily net assets 0.05% on next $100 million of average daily net assets 0.03% thereafter. subject to $40,000 annual minimum.
Asia Focus Fund	0.10% on 1st $100 million of average daily net assets 0.05% on next $100 million of average daily net assets 0.03% thereafter. subject to $20,000 annual minimum.
Global Innovators Fund	0.05% of average daily net assets subject to $20,000 annual minimum
Global Energy Fund	0.05% of average daily net assets subject to $20,000 annual minimum

Prior to April 30, 2005, each of the Asia Focus Fund and the China & Hong Kong Fund paid the Administrator a monthly fee at the annual rate of 0.25% of its average daily net assets, subject to an annual minimum of $20,000 for the Asia Focus Fund and $40,000 annual minimum for the China & Hong Kong Fund.

For the year ended December 31, 2005, the following Administration fees were incurred:

Asia Focus Fund	$48,823
China & Hong Kong Fund	$162,353
Global Innovators Fund	$18,615
Global Energy Fund	$19,912

Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

On August 14, 1998, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (Phantom Share Account). This account accumulates the deferred fees earned, and the value of the account is adjusted at the end of each quarter to reflect the value that would have been earned if the account had been invested in designated investments. The Funds recognize as trustee expense amounts accrued as meetings are attended plus the change in value of the Phantom Share Account.

For the year ended December 31, 2005, the change in the value of the phantom share account included unrealized appreciation were as follows:

Asia Focus Fund	$3,533
China & Hong Kong Fund	$1,917
Global Innovators Fund	$1,764
Global Energy Fund	$456

Certain officers of the Funds are also officers and/or Directors of the Advisor and Administrator.

Note 4

Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of its daily average net assets of shares service by shareholder servicing agents who provide administrative and support services to their customers. The shareholder servicing fee was effective on April 30, 2005 for the Asia Focus Fund and the China & Hong Kong Fund and on November 1, 2005 for the Global Innovators Fund and the Global Energy Fund.

Note 5

Investment Transactions

The following table presents purchases and sales of securities during the year ended December 31, 2005, excluding short-term investments, to indicate the volume of transactions in each Fund.

Fund	Purchases	Sales
Asia Focus Fund	$5,963,917	$6,379,510
China & Hong Kong Fund	13,988,752	17,886,934
Global Innovators Fund	10,307,396	20,238,581
Global Energy Fund	125,539,572	37,042,828

Note 6

Forward foreign currency contracts

In order to hedge their portfolio and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Funds may enter into forward currency contracts which obligate them to exchange currencies at specified future dates. At the maturity of a forward contract, the Funds may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due are netted against the forward value of the currency to be delivered, and the net amount is shown as a receivable or payable in the financial statements. Open forward contracts at December 31, 2005 were as follows:

Funds	Currency	Amount	Currency Receivable (Deliverable)	Delivery Date	Unrealized Loss
Asia Focus Fund	US$	$391,898	Korean	01/03/06	$(1,345)
			Won (395,210,032)
China & Hong Kong Fund	US$	$551,535	Hong Kong	01/03/06	$(85)
			Dollar (4,276,878)
China & Hong Kong Fund	US$	$350,491	Hong Kong	01/03/06	$(55)
			Dollar (2,717,886)
					$(140)

Funds	Currency	Amount	Currency Receivable (Deliverable)	Delivery Date	Unrealized Loss
Global Energy Fund	US$	$4,814	Canadian	01/03/06	$(15)
			Dollar (5,629)
Global Energy Fund	US$	$554,205	Canadian	01/04/06	$(1,680)
			Dollar (648,143)
Global Energy Fund	US$	$52,232	Euro (44,309)	01/03/06	$(242)
Global Energy Fund	US$	$73,122	Euro (62,031)	01/03/06	$(338)
Global Energy Fund	US$	$140,285	Euro (119,006)	01/04/06	$(656)
Global Energy Fund	US$	$155,414	Hong Kong	01/04/06	$(19)
			Dollar (1,205,161)
Global Energy Fund	US$	$212,207	South Africa	01/09/06	$(805)
			Rand (1,347,300)
					$(3,755)

Note 7

Tax Matters

As of December 31, 2005, the tax basis of investments were as follows:

	Asia Focus Fund	China & Hong Kong Fund	Global Innovators Fund	Global Energy Fund
Cost of investment for tax purposes	$23,296,534	$72,379,571	$30,510,097	$91,786,657
Gross tax unrealized appreciation	13,458,904	41,493,132	6,292,437	7,132,372
Gross tax unrealized (depreciation)	(851,460)	(3,269,478)	(847,714)	(1,205.743)
Net tax unrealized appreciation on investment	12,607,444	38,223,654	5,444,723	5,926,629
Net tax appreciation on derivatives and foreign-currency denominated assets and liabilities	2,929	(118)	—	(3,668)
Net tax unrealized appreciation**	$12,610,373	$38,223,536	$5,444,723	$5,922,961
Undistributed net ordinary income***	—	53,575	—	—
Post October currency losses*	—	—	—	(24,861)
Capital loss carryforward	(74,738,195)	(38,378,101)	(52,293,571)	—
Capital loss carryforward limitation	(868,572)	(2,067,337)	(3,074,208)	—
Total accumulated earnings (losses)	$(62,996,394)	$(2,168,327)	$(49,923,056)	$5,898,100

*  Under the current tax law, capital and currency losses realized after October 31 and prior to the Fund's fiscal year end may be deferred as occurring on the first day of the following fiscal year.

**  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primary to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) market to market adjustments.

***  The differences between book-basis and tax basis undistributed net ordinary income is attributable to deffered compensation.

As of December 31, 2005, the following funds have capital loss carryforwards available to offset future realized capital gains:

Capital losses expiring in:	Asia Focus Fund	China & Hong Kong Fund	Global Innovators Fund	Global Energy Fund
2006	$(62,854,581)	$(27,516,756)	$—	$—
2007	(8,451,431)	—	—	—
2008	—	—	(1,565,424)	—
2009	(2,794,130)	—	(17,621,884)	—
2010	(638,053)	(3,556,242)	(19,915,748)	—
2011	—	(7,305,103)	(8,376,172)	—
2012	—	—	(4,814,343)	—
Total	(74,738,195)	(38,378,101)	(52,293,571)	—

For the Asia Focus Fund, $868,572 of capital loss carryover related to the acquisition of the Asia New Economy Fund on January 25, 2002 is remaining to be recognized over the next four years. This amount is subject to an annual limitation of $217,143 under tax rules.

For the China & Hong Kong Fund, $2,067,337 of capital loss carryover related to the acquisition of the Investec Mainland China Fund on April 23, 2003 is remaining to be recognized over the next five years. This amount is subject to an annual limitation of $425,792 over the next four years and $364,169 on the fifth year under tax rules.

For the Global Innovators Fund, $3,074,208 of capital loss carryover related to the acquisitions of the Investec Internet.com Fund and the Wireless World Fund on January 25, 2002 is remaining to be recognized over the next four years. The amount is subject to an annual limitation of $838,362 over the next three years and $559,122 on the fourth year under tax rules.

Note 8

Distribution to Shareholders

The tax character of distributions paid during 2005 and 2004 was as follows:

	Asia Focus		China & Hong Kong		Global Energy
	2005	2004	2005	2004	2005	2004
Distributions paid from:
Ordinary Income	$531,257	$172,805	$4,726,043	$1,625,722	$1,511,163	—
Long-term capital gain	—	—	—	—	79,473	—
	$531,257	$172,805	$4,726,043	$1,625,722	$1,590,636	—

Additional Information (Unaudited)

Proxy Voting Procedures

The Advisor of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, free of charge, by calling "toll-free" 1-800-915-6565. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

Proxy Voting Records

Information regarding how the advisor of the Funds voted proxies relating to portfolio securities during the latest 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-915-6565. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. This information is also available, without charge, by calling the Funds' toll-free, 1-800-915-6565.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of and Board of Trustees
Guinness Atkinson Funds
Glendora, California

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Asia Focus Fund, China & Hong Kong Fund, Global Innovators Fund, and Global Energy Fund, each a series of shares of the Guinness Atkinson Funds, as of December 31, 2005, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (with respect to the Global Energy Fund for the year then ended and the period June 30, 2004 to December 31, 2004), and the financial highlights for each of the three years in the period then ended (with respect to the Global Energy Fund for the period June 30, 2004 to December 31, 2004). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the two years in the period ended December 31, 2002 were audited by other auditors whose report dated February 21, 2003 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (US). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the above mentioned Funds as of December 31, 2005, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
February 10, 2006

TRUSTEE AND OFFICER INFORMATION (Unaudited)

Name, Address, and Age	Position(s) Held with Trusts	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Timothy W.N. Guinness 19 Lord North Street London, SWIP 3LD U.K. (59)	Trustee	August 1998	Chairman of Guinness Asset Management Ltd., investment adviser in London, since 2003. Chairman/CIO of Guinness Atkinson, since November 2002. Joint Chairman of Investec Asset Management Ltd. September 1998 to March 2003.	4 Guinness Atkinson Funds	Investec Global Strategy Fund Limited, Investec International Accumulation Fund Limited, Investec Select Funds Plc, Investec High Income Trust Plc, SR Europe Investment Trust Plc. Atlantis Japan Growth Fund Ltd., New Boathouse Capital Ltd. Guinness Asset Management Ltd.
James I. Fordwood* 21550 Oxnard Street, Suite 750 Woodland Hills, CA 91367 (59)	Trustee	April 1994	CFO and Managing Member of Prima Marketing LLC (network of convenience stores)	4 Guinness Atkinson Funds	J.L. Energy, Inc., Intoil, Inc., Fior D'Italia.
Dr. Gunter Dufey* 21550 Oxnard Street, Suite 750 Woodland Hills, CA 91367 (66)	Trustee	April 1994	Pacific International Business Associates, a consulting firm in Singapore since 2002. Professor (em.) of Ross School at The University of Michigan, where he served from 1968-2002.	4 Guinness Atkinson Funds	Independent director, five subsidiaries of GMAC in the United States and Canada.
Dr. Bret A. Herscher* 21550 Oxnard Street, Suite 750 Woodland Hills, CA 91367 (46)	Trustee	April 1994	President of Pacific Consultants, a technical and technology management consulting company serving the Electronic industry and venture capital community that he co-founded.	4 Guinness Atkinson Funds	Strawberry Tree Inc.
J. Brooks Reece, Jr.* 21550 Oxnard Street, Suite 750 Woodland Hills, CA 91367 (59)	Trustee	April 1994	Vice President of Adcole Corp. a manufacturer of precision measuring machines and sun angle sensors for space satellites.	4 Guinness Atkinson Funds	Adcole Far East Ltd.

*  Not an "interested person", as defined in the 1940 Act of the Funds.

†  Trustees and officers of the Fund serve until their resignation, removal or retirement.

Name, Address, and Age	Position(s) Held with Trusts	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jim Atkinson 21550 Oxnard Street, Suite 750 Woodland Hills, CA 91367 (48)	President	April 2003	Chief Executive Officer and Director of Guinness Atkinson since November 2002. Principal of ORBIS Marketing, a mutual fund marketing and advertising firm since November 2001. President of MAXfunds.com from September 2000 to March 2001. Managing Director of Guinness Flight Global Asset Management US (1993-2000).	N/A	N/A
Rita Dam 2020 E. Financial Way, Suite 100 Glendora, CA 91741 (39)	Treasurer and Secretary	November 2004	Vice President, U.S. Bancorp Fund Services, LLC. since July 2001. Vice President of the Investment Company Administration LLC (1994- July 2001).	N/A	N/A
Richard F. Cook, Jr. 2 Portland Square Portland, ME 04101 (54)	Chief Compliance Officer	December 2005	Officer of Foresides Fund Services LLC since November 2005, and Managing Director of Foreside Compliance Services LLC since January 2006. From 2002, Founder and Managing Member of NorthLake, LLC. From 1985-2002, Executive Officer, Director and Shareholder of Century Capital Management, Inc. and Secretary of Century Shares Trust.	N/A	N/A

†  Trustees and officers of the Fund serve until their resignation, removal or retirement.

Privacy Notice

Guinness Atkinson Funds and Guinness Atkinson Asset Management, LLC may collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;
•  Information you give us orally; and
•  Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

Guinness Atkinson Funds Information

Board of Trustees

J. Brooks Reece, Jr., Chairman

Dr. Gunter Dufey

James I. Fordwood

Timothy W.N. Guinness

Dr. Bret A. Herscher

Contact Guinness Atkinson Funds

P.O. Box 701

Milwaukee, WI 53201-0701

Shareholder Services: 800-915-6566

Literature Request: 800-915-6565

Website: www.gafunds.com

Email: mail@gafunds.com

Guinness Atkinson Funds

Fund	Cusip	Ticker	Fund#
Asia Focus Fund	402031 10 8	IASMX	1096
China & Hong Kong Fund	402031 20 7	ICHKX	1094
Global Innovators Fund	402031 30 6	IWIRX	1095
Global Energy Fund	402031 40 5	GAGEX	1098

Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202

This report is intended for shareholders of the Guinness Atkinson Funds and may not be used as literature unless preceded or accompanied by a current prospectus.

Guinness Atkinson Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

PRSRT STD

US POSTAGE

PAID

PERMIT #6

HUDSON, MA 01749

123S0204--P

Guinness Atkinson Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

123S0204--P

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Hamish Fordwood is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2005	FYE 12/31/2004
Audit Fees	$59,500	$54,000
Audit-Related Fees	None	None
Tax Fees	$10,000	$10,000
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of

1

trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2005	FYE 12/31/2004
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has adopted a nominating committee charter.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)          The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

2

(b)         There were no significant changes in the Registrant’s internal controls over financial reporting that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)       (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)       Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guinness Atkinson Funds

By (Signature and Title)	/s/ James J. Atkinson, Jr.
James J. Atkinson, Jr., President

Date	3-8-06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James J. Atkinson, Jr.
James J. Atkinson, Jr., President

Date	3-8-06

By (Signature and Title)*	/s/ Rita Dam
Rita Dam, Treasurer

Date	3/6/06

* Print the name and title of each signing officer under his or her signature.